VAN KAMPEN UNIT TRUSTS, SERIES 506

                S&P Dividend Growth Opportunities Trust, Series 1

                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 16, 2005

         May Department Stores Company ("May Company") merged with Federated Department Stores Inc. ("Federated") in a transaction consisting of cash and Federated stock. As a result of this transaction, May Company stock is no longer included in the Portfolio and Federated stock is included in the Portfolio.

Supplement Dated:  September 1, 2005